Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent Events

  ATM transactions: Subsequent to December 31, 2013, the Company sold 283,483 shares of common stock pursuant to the Company's ATM program discussed in Note 9 above, and the net proceeds received amounted to $1,529.

  Vessel's sale for demolition: On February 7, 2014, Mejit entered into a memorandum of agreement with an unaffiliated third party to sell the vessel “APL Sardonyx” (renamed “Sardonyx”) for demolition, for a sale price of $10,023 before commissions. On February 11, 2014 the Company received the 50% deposit of $5,012, and expects to collect the remaining balance upon vessel's delivery to her new owners by the end of February 2014.

  Declaration of dividends: On February 17, 2014 the Company declared dividends amounting to $0.15 per share, payable on or around March 19, 2014 to stockholders of record as of March 4, 2014.